SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 9, 2003

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its Charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey		07424
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition

On December 9, 2003, the Registrant issued a press release announcing its results of operations for the quarter ended October 31, 2003.  A copy of the press release is included with this Report as Exhibit 99(l).

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

(c) Exhibit 99(l).  Press release of Cantel Medical Corp. dated December 9, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.

	By:	/s/ James P. Reilly
James P. Reilly,
President and Chief Executive Officer

Dated: December 11, 2003